Exhibit 10.5

EXECUTION COPY

STOCK PLEDGE AND SECURITY AGREEMENT

between

ENVIRONMENTAL POWER CORPORATION

and

CRYSTAL CREEK COALPOWER FUNDING, LLC

Dated as of September 4, 2003

STOCK PLEDGE AND SECURITY AGREEMENT

STOCK PLEDGE AND SECURITY AGREEMENT, dated as of September 4, 2003 (this “Agreement”), made by ENVIRONMENTAL POWER CORPORATION, a Delaware corporation (“EPC”), in favor of CRYSTAL CREEK COALPOWER FUNDING, LLC, a Delaware limited liability company (“Lender”).

WITNESSETH :

WHEREAS, EPC Corporation, a Delaware corporation (the “Borrower”) has executed that certain Note Purchase Agreement, dated as of even date herewith (the “Note Purchase Agreement”), pursuant to which the Borrower promised to Lender to pay the amounts and to perform the obligations set forth therein;

WHEREAS, it is a condition precedent to the obligation of Lender to enter into the Note Purchase Agreement and the other Note Purchase Documents that EPC shall have executed and delivered this Agreement and that Borrower shall have acknowledged and agreed to this Agreement;

WHEREAS, EPC is the sole legal and beneficial owner of all Equity Interests (as defined below) in the Borrower (the “Pledged Interest”); and

WHEREAS, EPC will receive substantial direct and indirect benefits from the Borrower entering into the Note Purchase Agreement and the other Note Purchase Documents.

NOW, THEREFORE, in consideration of the premises and to induce Lender to enter into the Note Purchase Agreement and the other Note Purchase Documents with the Borrower, EPC hereby agrees with Lender, as follows:

1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Note Purchase Agreement, shall have their respective meanings as therein defined. Unless otherwise defined herein or in the Note Purchase Agreement, terms defined in Article 9 of the Uniform Commercial Code as adopted in New York are used herein as therein defined. The following terms shall have the following meanings:

“Code” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral” shall have the meaning assigned to it in Section 2 of this Agreement.

“Default” shall have the meaning set forth in the Note Purchase Agreement.

“Equity Interests” means all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other equity security.

“Event of Default” shall have the meaning set forth in the Note Purchase Agreement.

“Lien” means any mortgage, lien, pledge, claim, charge, security interest or encumbrance of any kind.

“Permitted Distributions” means such distributions from Borrower to EPC of funds Borrower receives in strict accordance with Section 5.1 of the Security Deposit Agreement.

“Secured Obligations” means the principal of and interest on the Notes (including any interest accruing after the filing of a petition initiating any proceeding in bankruptcy or insolvency or any like proceeding with respect to the Borrower whether or not the claim for such interest is allowed in such proceeding), and all other indebtedness, obligations and liabilities of the Borrower to Lender, including, without limitation, the obligation to make the Contingent Payment, the Contingent Payment LD Amount and any Make-Whole Amount whether direct or indirect, absolute or contingent, due or to become due, or now or hereafter existing, which may arise under, out of or in connection with, the Note Purchase Agreement and any other document made, delivered or given to Lender in connection therewith, whether on account of principal, interest, premiums, fees, indemnities, costs, expenses or otherwise, and all deferrals, renewals, extensions and refinancings of any indebtedness, obligations or liabilities referred to above.

“Security Deposit Agreement” means the Security Deposit Agreement, dated as of even date herewith, among the Borrower, Lender, the Security Deposit Agent and the Securities Intermediary.

2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Secured Obligations, EPC hereby pledges, assigns and transfers to Lender, and grants to Lender, a Lien on and continuing security interest in, all of the following property now owned or at any time hereafter acquired by EPC or in which EPC now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(a) its Pledged Interest and all of its right, title and interest to the property and assets of such Pledged Interest, but not any of its obligations;

(b) all accounts arising out of its Pledged Interest;

(c) all general intangibles arising out of its Pledged Interest;

(d) all present and future rights of EPC to receive any payment of money or other distribution or payment arising out of or in connection with its Pledged Interest;

(e) any other property of EPC to which EPC now or in the future may be entitled in its capacity as a stockholder of the Borrower by way of dividend, distribution, return of capital or otherwise;

(f) any other claim which EPC now has or may in the future acquire as a stockholder of the Borrower against the Borrower and its property; and

(g) to the extent not otherwise included, all proceeds, products and accessions of any and all of the foregoing, including, without limitation, whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or noncash proceeds, and any and all other amounts paid or payable under or in connection with any of the Collateral; provided, however, that proceeds shall not include Permitted Distributions actually received by EPC from Borrower in strict accordance with the Security Deposit Agreement.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all of the Secured Obligations.

3. Rights of Lender; Limitations on Lender’s Obligations

(a) EPC Remains Liable. Anything herein to the contrary notwithstanding, EPC shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it as a stockholder of the Borrower. Lender shall not have any obligation or liability by reason of or arising out of this Agreement or the receipt by it of any payment relating to any Collateral pursuant hereto nor shall Lender be obligated in any manner to perform any of the obligations of EPC as stockholder of the Borrower or under any account or general intangible to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any thereof, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to Lender any of the obligations of a stockholder of the Borrower or (b) to constitute Lender as a stockholder of the Borrower, except as set forth in this Agreement.

(b) Proceeds. All proceeds in respect of its Pledged Interest when collected by EPC shall be subject to the Security Deposit Agreement; provided, however, that proceeds shall not include Permitted Distributions actually received by EPC from Borrower in strict accordance with the Security Deposit Agreement..

4. Representations and Warranties. EPC hereby represents and warrants that as of the date hereof:

(a) Organization, Power and Status of EPC. EPC (i) is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, (ii) is the sole legal and beneficial owner of the Pledged Interest free and clear of all Liens, except for the Liens created by this Agreement, and any other right, title or interest of any other party, (iii) has all requisite corporate power and authority, and the legal right, to execute, deliver and perform this Agreement and to grant the liens and security interests provided for hereby, (iv) has all requisite corporate power and authority, and the legal right, to own its properties and to conduct its business as now being conducted and as proposed to be conducted, to take all action as may be necessary to complete the transactions contemplated by this Agreement and (v) is duly qualified, authorized to do business and in good standing in each jurisdiction (other than the State of Delaware) in which the conduct of its business or the ownership or lease of its assets requires such qualification, except to the extent that the failure to be duly qualified, authorized to do business or in good standing (x) would not, in the aggregate, have a material adverse effect on the properties, business, operations or financial condition of EPC and (y) would not materially adversely affect the ability of EPC to perform its obligations under this Agreement.

(b) Power and Authorization. EPC has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and to grant the liens and security interests provided for in this Agreement. This Agreement has been duly authorized, executed and delivered by EPC and constitutes a legally valid and binding obligation of EPC enforceable against EPC in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity (regardless of whether enforcement thereof is sought in a proceeding at law or in equity).

(c) No Legal Bar. The execution, delivery and performance by EPC of this Agreement will not violate any law applicable to, or any contractual obligation of, EPC, and will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of EPC pursuant to any law or contractual obligation other than the Lien in favor of Lender granted hereunder.

(d) Ownership of Property; Liens. EPC is the legal and beneficial owner of the Collateral except for any portion of the Collateral constituting future acquired rights, title or interests, free and clear of all Liens, except for the Lien created by this Agreement. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of Lender pursuant to this Agreement.

(e) Security Interest. The security interests and Liens granted pursuant to this Agreement constitute perfected first priority security interests and Liens on the Collateral in favor of Lender and are enforceable as such against all creditors of and purchasers of EPC. All action necessary or desirable to perfect such security interest in each item of the Collateral, including the filing of financing statements in the offices referred to on

Schedule I to this Agreement in accordance with the provisions of the Code in effect in all appropriate public offices listed on such Schedule I, has been or will be duly taken.

(f) Governmental Approvals. No governmental approvals (i) are required in connection with the grant by EPC of the Liens intended to be created pursuant to this Agreement, (ii) are required to be obtained by EPC in connection with the exercise by Lender of the rights provided in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement or (iii) are required in connection with the execution, delivery and performance by EPC of this Agreement.

(g) No Default. EPC is not in default under or with respect to any contractual obligation.

(h) No Proceeding or Litigation. No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best knowledge of EPC, threatened against or affecting EPC or any of its properties, rights, revenues or assets or the transactions contemplated by this Agreement.

5. Covenants. EPC hereby covenants and agrees with Lender that until the Secured Obligations are irrevocable paid in full:

(a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, and at the sole expense of EPC, EPC will promptly and duly execute and deliver such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Without limiting the generality of the foregoing, EPC will execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary, or as may reasonably be requested by Lender, in order to perfect and preserve the Liens created or intended to be created hereby. EPC hereby authorizes Lender to file any such financing or continuation statement without the signature of EPC to the extent permitted by applicable law. EPC and Lender agree that, to the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or a financing statement is sufficient as a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Lender, duly indorsed (without recourse) in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement.

(b) Maintenance of Records. EPC will keep and maintain at its own cost and expense complete records of the Collateral.

(c) Limitation on Liens on Collateral. EPC will not create, incur, assume or permit to exist, will defend the Collateral, and the right, title and interest of Lender therein, against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Lien created by this Agreement.

(d) Limitation on Certain Changes and Creation of Additional Interests. EPC will not (i) authorize the amendment of or amend the certificate of incorporation, by-laws or other governing documents relating to Borrower, (ii) authorize the issuance of or issue additional certificates evidencing the Pledged Interest and (iii) authorize the issuance of or issue additional stock or other equity interests in Borrower, in each case, without the prior written consent of Lender.

(e) Further Identification of Collateral. EPC will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

(f) Changes in Locations, Name, etc. EPC will not, unless it shall give 30 days’ prior written notice to such effect to Lender, (i) change the location of its chief executive office or chief place of business from that specified in Section 12 hereof, or remove its books and records from such location or (ii) change its name, identity, jurisdiction of organization or structure to such an extent that any financing statements filed by Lender in connection with this Agreement would become misleading.

(g) Dissolution or Bankruptcy of the Borrower. EPC shall not authorize, seek to cause or permit the Borrower to dissolve or commence a voluntary cause or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or thereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or to make a general assignment for the benefit of the creditors.

(h) Distributions. EPC (i) acknowledges and agrees that its rights to receive any payments from the Borrower on account of indebtedness incurred by the Borrower to EPC, or arising out of or in connection with EPC’s interest in the Borrower, shall be payable by Borrower only from funds available to EPC upon distributions pursuant to the Note Purchase Agreement and the Security Deposit Agreement and (ii) agrees that any distributions made by the Borrower to EPC that do not comply with the terms of the Security Deposit Agreement shall be restored to the Borrower by EPC promptly upon EPC becoming aware of the receipt of such noncomplying distributions.

(i) Conduct of Business, Maintenance of Existence, Etc. EPC shall at all times (i) preserve and maintain in full force and effect its existence as a corporation under the laws of the State of Delaware, its qualification to do business in each other jurisdiction in which the conduct of its business requires such qualification (except to the extent that the failure to be qualified (x) would not, in the aggregate, have a material adverse effect on the properties, business, operations or financial condition of EPC and (y) would not materially adversely affect (A) the ability of EPC to perform its obligations under this Agreement or (B) the validity and enforceability of this Agreement, and all of its rights, privileges and franchises necessary for the ownership of the Pledged Interest and (ii) obtain, comply with and maintain in full force and effect all governmental approvals and other consents and approvals required at any time in connection with the ownership of its Pledged Interests (except any thereof the non-compliance with which would not have a material adverse effect on (i) EPC, (ii) the rights or interests of Lender, (iii) the ability of EPC to perform its obligations under this Agreement or (iv) the validity and enforceability of this Agreement).

(j) Claims against Collateral. EPC shall, within 5 Business Day of receipt of knowledge by EPC, notify Lender in reasonable detail, of any Lien or claim made or asserted against the Collateral.

6. Lender’s Appointment as Attorney-in-Fact. (a) Powers. Effective immediately, EPC hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority, in the place and stead of EPC and in the name of EPC or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, including such action in such manner and to such extent as Lender may deem reasonably necessary to protect, perfect or continue the perfection of the Lien created or intended to be created pursuant to the Note Purchase Agreement and the other Note Purchase Documents. Without limiting the generality of the foregoing, EPC hereby gives Lender the power and right, on behalf of EPC, without notice to or assent by EPC, to do the following:

(i) upon the occurrence and during the continuance of any Event of Default, to exercise all rights, powers and principles to the same extent as a stockholder of Borrower;

(ii) upon the occurrence and during the continuance of any Event of Default, in the name of EPC or its own name, or otherwise, to take possession of and indorse (without recourse) and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any agreement or any account, instrument or general intangible arising under, or out of, its Pledged Interest and to file any claim or to take any other action or proceeding in any court of law in equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any agreement or any account, instrument or general intangible arising under or out of its Pledged Interest whenever payable;

(iii) to pay or discharge taxes and Liens levied or placed on the Collateral and to execute any and all documents and instruments that may be necessary or desirable therewith; and

(iv) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct, (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and documents in connection with any of the Collateral, (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (E) to defend any suit, action or proceeding brought against EPC with respect to any Collateral, (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender’s option and EPC’s expense, at any time, or from time to time (whether or not an Event of Default shall have occurred and be continuing), all acts and things that Lender deems necessary to protect, preserve or realize upon the Collateral and Lender’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as EPC might do.

EPC hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

(b) Other Powers. EPC authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

7. Performance by Lender of EPC’s Obligations; Rights of EPC Prior to Default or Event of Default. Immediately upon the occurrence and during the continuance of a Default or an Event of Default, and without limiting any rights or powers granted herein to Lender while no Default or Event of Default has occurred and is continuing, Lender, without releasing EPC from any obligation, covenant or condition hereof, itself may (without the obligation to do so) make any payment or perform, or cause the performance of, any such obligation, covenant, condition or agreement or any other action in such manner and to such extent as Lender may deem reasonably necessary to protect, perfect or continue the perfection of the Lien created or intended to be created pursuant to this Agreement. Unless an Event of Default shall have occurred and be continuing, EPC shall be entitled to exercise all voting rights and take all action it is authorized to take thereunder in accordance with the Note Purchase Agreement and the other Note Purchase Documents.

8. Rights and Remedies. (a) If an Event of Default shall have occurred and be continuing, (i) all payments made in respect of the Collateral and received by or on behalf of Lender in accordance with the provisions of this Agreement or otherwise, may, in the discretion of Lender, (A) be held by or on behalf of Lender, and/or (B) then or at any time thereafter, be applied to the Secured Obligations, and (ii) to the extent permitted by applicable law, all shares or certificates of or evidencing the Collateral shall be registered in the name of Lender or its nominee, and (whether or not so registered) Lender or its nominee may thereafter exercise (A) all voting, stockholder and other rights pertaining to the Collateral and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the Borrower or upon the exercise by EPC or Lender of any right, privilege or option pertaining to such shares or certificates of or evidencing the Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) If an Event of Default shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, or that may otherwise be available, Lender may, without any further demand, advertisement or notice (except as expressly provided for below in this Section 8(b)), exercise all the rights and remedies of a secured party under the Code, unless prohibited by applicable law (whether or not the Code applies to the affected Collateral), and in addition may sell, lease, assign, give option or options to purchase, or otherwise dispose of the Collateral, or any part thereof, as hereinafter provided, in each case in accordance with applicable law. The Collateral may be sold or otherwise disposed of in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, Lender, at any exchange or broker’s board or at Lender’s place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms as Lender shall, in its sole discretion, deem appropriate, in each case in accordance with applicable law. Lender or any other Person may be the purchaser of any or all of the Collateral so sold at a sale and thereafter may hold the same, and the obligations of EPC to such purchaser may be applied as a credit against the purchase price. Upon any such sale, Lender shall have the right to deliver, assign and transfer to the purchaser thereof (including Lender) the Collateral so sold. Each purchaser (including Lender) at any such sale shall hold the Collateral so sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, of EPC, and EPC hereby specifically waives, to the fullest extent it may lawfully do so, all rights of redemption, stay or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted. Lender shall give the Borrower at least ten days’ notice (which EPC agrees is reasonable notification within the meaning of Section 9-611 of the Code) of any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale. No notification need be given to EPC if it has signed after the occurrence of a Default or an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. Any such public sale shall be held at such time or times within ordinary business hours as Lender shall fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels. Lender shall not be obligated to make any sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the full selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and, in case of any such failure, such Collateral may again be sold pursuant to the provisions hereof.

(c) If an Event of Default shall have occurred and be continuing, instead of exercising the power of sale provided in Section 8(b) hereof, Lender may proceed by a suit or suits at law or in equity to foreclose the pledge and security interest under this Agreement and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.

(d) Lender, as attorney-in-fact pursuant to Section 6 hereof, may, in the name and stead of EPC, make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to Sections 8(b) or Section 8(c) hereof, and EPC hereby ratifies and confirms all that Lender, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, EPC shall, if so requested by Lender, ratify and confirm any sale or sales by executing and delivering to Lender, or to such purchaser or purchasers, all such instruments as may, in the judgment of Lender, be advisable for such purpose.

(e) The receipt given by Lender for the purchase money paid at any such sale made by it pursuant to Sections 8(b) or 8(c) hereof shall be a sufficient discharge therefor to any purchaser of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or the representatives or assigns of such purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

(f) Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. EPC hereby waives, to the fullest extent permitted by applicable law, all claims, damages and demands against Lender arising out of the repossession or retention of the Collateral or the commercially reasonable sale of the Collateral, including, without limitation, any claims against Lender arising by reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Lender accepts the first offer received that Lender in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. EPC shall have the burden of proving that any such sale of the Collateral was conducted in a commercially unreasonable manner.

(g) No sale or other disposition of all or any part of the Collateral by Lender pursuant to this Section 8 shall be deemed to relieve EPC of its obligations in respect of any Secured Obligations except to the extent the proceeds thereof are applied by Lender to the payment of such Secured Obligations.

(h) If an Event of Default shall have occurred and be continuing, Lender (i) may (but need not), upon notice to EPC, exercise all voting and other rights of EPC as a stockholder of Borrower and exercise all other rights provided under the Borrower’s certificate of incorporation or by-laws to its stockholders and (ii) shall receive all permitted distributions, if any, made for the account of EPC in respect of its Pledged Interest.

9. Waiver. To the fullest extent it may lawfully so agree, EPC agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption, or similar law now or hereinafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Collateral. EPC, for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, EPC hereby waives and releases any and all right to require Lender to collect any of the Secured Obligations from any specific item or items of the Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Secured Obligations or from any collateral (other than such Collateral) for any of the Secured Obligations.

10. Indemnity. EPC shall indemnify Lender from and against any and all claims, losses and liabilities arising out of or resulting from (i) this Agreement (including, without limitation, enforcement of this Agreement, but excluding any such claims, losses or liabilities found by a final order of a court of competent jurisdiction to result from such person’s gross negligence or wilful misconduct), (ii) any refund or adjustment (including any interest thereon) of any amount paid or payable to Lender in respect of any Collateral, or any interest therein, that may be ordered or otherwise required by any person, (iii) any delay in paying any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral, (iv) any delay in complying with any requirements of law applicable to any of the Collateral or (v) the transactions contemplated by this Agreement.

11. Amendments; Etc. This Agreement may only be amended, supplemented or otherwise modified in writing signed by the parties hereto.

12. Addresses for Notices. All notices and other communications to any party provided for hereunder shall be in writing and given to such party in the manner provided below, addressed to it at its address specified in the applicable agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 12. All such notices and other communications shall be effective upon receipt.

EPC:	Environmental Power Corporation

One Cate Street, 4th Floor

Portsmouth, NH 03801

Attention: Jeff Macartney

Telephone: (617) 431-1780

Facsimile: (617) 431-2650

Lender:	Crystal Creek Coalpower Funding, LLC

c/o ArcLight Energy Partners Fund I, L.P.

200 Clarendon Street

55th Floor

Boston, MA 02117

Attention: J. Tisdale, Esq.

Telephone: (617) 531-6316

Facsimile: (617) 867-4698

13. Continuing Assignment and Security Interest; Termination. This Agreement shall create a continuing assignment of and security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all of the Secured Obligations, (ii) be binding upon EPC, its successors and permitted assigns and (iii) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender, and its respective successors, transferees and assigns. Upon the indefeasible payment in full of all amounts owing to Lender under the Note Purchase Agreement and the other Note Purchase Documents and upon the payment in full of all other Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to EPC. Upon any such termination, Lender will return any certificates representing the Collateral to EPC and will, at EPC’s expense, without unreasonable delay, execute and deliver to EPC such documents as EPC shall reasonably request to evidence such termination.

14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

15. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

16. Headings. The headings of Sections have been included herein for convenience only and should not be considered in interpreting this Agreement.

17. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

18. Powers Coupled with an Interest. All authorizations, agencies and appointments herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20. Specific Performance. EPC hereby irrevocably waives any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against EPC for specific performance of this Agreement by Lender or in respect of all or a substantial part of EPC’s assets under the bankruptcy or insolvency laws of any jurisdiction to which EPC or its assets are subject.

21. Security Interest Absolute. All rights of Lender hereunder, the Lien created hereby and all obligations of EPC hereunder shall be absolute and unconditional irrespective of:

(a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any documents delivered in connection with the transactions contemplated by the Note Purchase Agreement; or

(b) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations.

22. Registration Rights; Private Sales. (a) EPC recognizes that Lender may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in Federal and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. EPC acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the Borrower to register such securities for public sale under Federal or applicable state securities laws, even if the Borrower would agree to do so.

(b) EPC further agrees to use its commercially reasonable best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Collateral pursuant to this Section 22 valid and binding and in compliance with any and all other applicable law.

23. Delivery of Certificates of Interest. EPC represents and warrants that the Pledged Interest is evidenced by stock certificates. EPC has delivered to Lender all such certificates issued evidencing its Pledged Interest in Borrower, together with a transfer form attached thereto completed in blank.

24. No Subrogation, Contribution, Reimbursement or Indemnity. Notwithstanding anything to the contrary in this Agreement, EPC hereby irrevocably waives all rights which may have arisen in connection with this Agreement to be subrogated to any of the rights (whether contractual or under bankruptcy law, common law or otherwise) of Lender against EPC or against any collateral security or guarantee or right of offset held by Lender for the payment of the Secured Obligations. EPC hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Borrower or any other person which may have arisen in connection with this Agreement. So long as the Secured Obligations remain outstanding, if any amount shall be paid by or on behalf of the Borrower to EPC on account of any of the rights waived in this Section 24, such amount shall be held by EPC in trust, segregated from other funds of EPC, and shall, forthwith upon receipt by EPC, be turned over to Lender in the exact form received by EPC (duly indorsed by EPC to Lender, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as Lender may determine. The provisions of this Section 24 shall survive the term of this Agreement and the payment in full of the amounts set forth in the Note Purchase Agreement and all other Secured Obligations.

25. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of EPC or the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, EPC or the Borrower or any substantial part of their property, or otherwise, all as though such payments had not been made.

26. Submission to Jurisdiction; Waivers. EPC hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to EPC, as the case may be at its address set forth in Section 12 or at such other address of which Lender shall have been notified pursuant thereto;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

ENVIRONMENTAL POWER CORPORATION

By:
Name:
Title:

CRYSTAL CREEK COALPOWER FUNDING, LLC

By:
Name:
Title:

Acknowledged and Agreed:

EPC CORPORATION

By:
Name:
Title:

SCHEDULE I TO

STOCK PLEDGE AND SECURITY AGREEMENT

FILINGS AND RECORDINGS

Secretary of State of the State of Delaware